UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 11/08/2012

Savient Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-15313

DE	13-3033811
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

400 Crossing Blvd.

Bridgewater, NJ 08807

(Address of principal executive offices, including zip code)

732-418-9300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Due to an error that our third party filer believes was caused by a technical problem with its system, on November 14, 2012, Savient Pharmaceuticals, Inc. (the “Registrant”) filed a Form 8-K which did not furnish the referenced Exhibits 99.1 and 99.2. This report is being filed to correct that error, and no changes have otherwise been made to the information set forth in the Form 8-K.

Item 2.02.	Results of Operations and Financial Condition

On November 8, 2012, Savient Pharmaceuticals, Inc. (the “Registrant”) announced its financial results for the quarter ended September 30, 2012. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, also on November 8, 2012, the Registrant held a publicly available live webcast discussion of its financial results for the quarter ended September 30, 2012. The transcript of the November 8, 2012 conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Savient Pharmaceuticals, Inc.

Date: December 10, 2012	By:	/s/ Philip K. Yachmetz
Philip K. Yachmetz
SVP & General Counsel

EXHIBIT INDEX

Exhibit No.	Description

EX-99.1	Press Release, dated November 8, 2012

EX-99.2	Transcript, dated November 8, 2012